AMENDMENT NO. 1 TO

                   SECOND AMENDED AND RESTATED

                          AGREEMENT TO

                       ACQUIRE AND CHARTER

                          By and Among

                 AMERICAN PRESIDENT LINES, LTD.,
                           Transferor,


                  M.V. PRESIDENT KENNEDY, LTD.,
                   M.V. PRESIDENT ADAMS, LTD.,
                  M.V. PRESIDENT JACKSON, LTD.,
                   M.V. PRESIDENT POLK, LTD.,
                M.V. PRESIDENT TRUMAN, LTD., AND
                     APL SHIPHOLDINGS, LTD.,
                          Transferees,


                 KREDITANSTALT FUR WIEDERAUFBAU
                     (as Agent and Lender),

                     COMMERZBANK AG, HAMBURG
                      (as Syndicate Agent),

                  COMMERZBANK AG (KIEL BRANCH),
                   DRESDNER BANK AG (HAMBURG),
                    VEREINS-und WEST BANK AG,
                    DEUTSCHE SCHIFFSBANK AG,
              NORDDEUTSCHE LANDESBANK-GIROZENTRALE,
         DEUTSCHE VERKEHRS-BANK AG (HAMBURG BRANCH), AND
             BANQUE INTERNATIONAL A LUXEMBOURG S.A.
                       (as the Syndicate)


                      Dated January 4, 1996


                       AMENDMENT NO. 1 TO
                   SECOND AMENDED AND RESTATED
                AGREEMENT TO ACQUIRE AND CHARTER

     THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED AGREEMENT TO ACQUIRE AND CHARTER (this "Amendment") is made and entered into as of this 4th day of January, 1996 by and among (i) AMERICAN PRESIDENT LINES, LTD., a Delaware corporation (the OTransferorO); (ii) the six corporations listed on Schedule 1 attached hereto (collectively, the "Transferees" and each, individually, a "Transferee"); (iii) KREDITANSTALT FUR WIEDERAUFBAU ("KfW"), a public law corporation incorporated in the Federal Republic of Germany;
(iv) COMMERZBANK AG, HAMBURG, a banking corporation incorporated in the Federal Republic of Germany (the "Syndicate Agent"); and (v) the banks listed in Schedule 2 attached hereto (each a "Syndicate Member" and, collectively, the "Syndicate");

                            RECITALS

     A. Reference is made to that certain Second Amended and Restated Agreement to Acquire and Charter dated as of September 1, 1995 among the parties hereto (the "AAC").
Capitalized terms used herein and not otherwise defined herein have the meanings provided therefor in the AAC.

     B. Section 7 of the AAC provides that the Transferor shall be permitted, upon receipt of the Lenders' prior consent, to acquire title to APL PHILIPPINES directly from Daewoo as part of a vessel exchange involving the Transferor and an unaffiliated third party, whereupon (i) APL PHILIPPINES would be transferred by the Transferor to APL Shipholdings, Ltd. ("Shipholdings"), which is one of the Transferees party to the Loan Agreement, and (ii) following transfer of such Vessel to Shipholdings, the Subportion applicable to such Vessel would be drawn down by Shipholdings.

     C. The Transferor wishes to make revisions to the AAC to permit the above-described transaction and to obtain the LendersO consent with respect thereto.

     D. The Lenders are willing to provide the Transferor with their consent upon the terms and conditions hereinafter provided.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments to AAC. The AAC is hereby amended by deleting each reference in the AAC to the phrase "(following vessel exchange between the transferor and an Original Owner)" and substituting in lieu thereof the following phrase: "(following (i) a vessel exchange between the Transferor and an Original Owner or (ii) in the case of APL PHILIPPINES, a vessel exchange pursuant to the PHILIPPINES Exchange Agreement)". The AAC is hereby further amended by adding the following definition to Section 1 thereof:

     "PHILIPPINES Exchange Agreement" means that certain
     Exchange Agreement dated as of December 15, 1995 between the Transferor and Chicago Deferred Exchange
     Corporation.

     2. Consent by Lenders. As required by Section 7 of the AAC, the Lenders hereby consent to the draw down by Shipholdings of the Subportion applicable to APL PHILIPPINES following consummation by the Transferor of a vessel exchange transaction pursuant to the PHILIPPINES Exchange Agreement.

     3.   Ratification.

          Except as expressly amended by this Amendment, the AAC remains in full force and effect and, as amended hereby, is ratified and confirmed in all respects.

     4. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (other than the law of the State of New York governing choice of law), and each Transferee hereby submits itself to the New York jurisdiction and agrees to observe and perform the agreements and covenants and shall have the rights contained in Section 15.08 of the Loan Agreement, the provisions of which are hereby incorporated herein by reference, to the same extent and under the same terms and conditions so provided in said Section 15.08.

     4.   Counterparts.

     This Amendment may be executed in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     5.   Successors and Assigns.

     The terms of this Amendment shall be binding upon, and inure to the benefit of, each of the parties hereto, and their respective successors and assigns.

     6.   Severability.

     If any provision hereof is invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, and of such provisions in other jurisdictions, shall be in affected or impaired hereby.

     7.   Headings.

     The headings of the Sections herein are for convenience only and shall not affect the construction or meaning of any provisions of this Amendment.

                    [SIGNATURE PAGES FOLLOW]


     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as the day and year first above written.

                              KREDITANSTALT FUR WIEDERAUFBAU


                              By:___/s/____________________
                                   Name:
                                   Title:

                              COMMERZBANK AG, HAMBURG


                              By:___/s/_____________________
                                   Name:
                                   Title:



                              COMMERZBANK AG (KIEL BRANCH)


                              By:___/s/_____________________
                                   Name:
                                   Title



                              DRESDNER BANK AG in HAMBURG


                              By:___/s/ ____________________
                                   Name:
                                   Title:


                              VEREINS-und WESTBANK AG


                              By:___/s/_____________________
                                   Name:
                                   Title:




                              DEUTSCHE SCHIFFSBANK AG



                               By:___/s/______________________
                                   Name:
                                   Title:

                              NORDDEUTSCHE LANDESBANK -
                              GIROZENTRALE



                                By:___/s/_______________________
                                   Name:
                                   Title:


                              DEUTSCHE VERKEHRS-BANK AG
                              (Hamburg Branch)



                                 By:___/s/________________________
                                   Name:
                                   Title:


                              BANQUE INTERNATIONALE A
                                LUXEMBOURG S.A.



                              By:____/s/_______________________
                                   Name:
                                   Title:


                              AMERICAN PRESIDENT LINES, LTD.


                              By:___/s/ Thomas R. Meier_______
                                   Name:  Thomas R. Meier
                                   Title:


                         M.V. PRESIDENT KENNEDY, LTD.
                         M.V. PRESIDENT ADAMS, LTD.
                         M.V. PRESIDENT JACKSON, LTD.
                         M.V. PRESIDENT POLK, LTD.
                         M.V. PRESIDENT TRUMAN, LTD.
                         APL SHIPHOLDINGS, LTD.


                         By:___/s/ Peter A.V. Huegel_____________
                              Name: Peter A.V. Huegel
                              Title:Vice President




















                                                  SCHEDULE 1
                                                 page 1 of 1


                       LIST OF TRANSFEREES



1.   M.V. PRESIDENT KENNEDY, LTD., a Delaware corporation

2.   M.V. PRESIDENT ADAMS, LTD., a Delaware corporation

3.   M.V. PRESIDENT JACKSON, LTD., a Delaware corporation

4.   M.V. PRESIDENT POLK, LTD., a Delaware corporation

5.   M.V. PRESIDENT TRUMAN, LTD., a Delaware corporation

6.   APL SHIPHOLDINGS, LTD., a Delaware corporation
                                                  SCHEDULE 2
                                                 page 1 of 2


NAMES AND ADDRESSES OF SYNDICATE MEMBERS



Commerzbank AG (Kiel Branch)
Holstenstrasse 64
D-24103 Kiel
Federal Republic of Germany
Attention: Mr. Claes
Telex: 292898 CBKD
Telecopy: 49-431-9974-372

Dresdner Bank AG in Hamburg
Jungfernstieg 22
D-20354 Hamburg
Federal Republic of Germany
Attention:     Mr. Eggert
               Mr. Ferber
Telex: 2157170 DR D
Telecopy: 49-40-3501-3818

Vereins- und Westbank AG
Alter Wall 22
D-20457 Hamburg
Federal Republic of Germany
Attention:     Mr. Kopcke
          Mrs. Mertens
Telex: 215164 VH D
Telecopy: 49-40-3692-3696

Deutsche Schiffsbank AG
Domshof 17
D-28195 Bremen
Federal Republic of Germany
Attention:     Mr. Pieper
               Mr. Onnen
Telex: 244870 DSBR D
Telecopy: 49-421-323539

Norddeutsche Landesbank -Girozentrale
Georgsplatz 1
D-30159 Hannover
Federal Republic of Germany
Attention:     Mr. Hartmann
Telex: 921634 GZH D
Telecopy: 49 511 36 14785

Schedule 2
Page 2 of 2

Deutsche verkehrs-Bank AG
(Hamburg Branch)
Filiale Hamburg
Ballindamm 6
D-20095 Hamburg
Federal Republic of Germany
Attention:     Mr. Spincke
Telex: 402077 DVB
Telecopy: 49-40-308004-12

Banque Internationale a
Luxembourg S.A.
2 Boulevard Royal
L-2953 Luxembourg
Attention: Mr. Jean Pierre Vernier
Telex: 3326 BIL LU
Telecopy: 35-2-4590-2010